                                                                    EXHIBIT 10.8


                              SEVENTH AMENDMENT TO
                            REVOLVING LOAN AGREEMENT

      THIS SEVENTH AMENDMENT TO REVOLVING LOAN AGREEMENT dated as of September 1, 1999 (this "Amendment") is between TAYLOR CAPITAL GROUP, INC., a Delaware corporation (the "Borrower") and LASALLE BANK NATIONAL ASSOCIATION (formerly known as LaSalle National Bank), a national banking association (the "Bank").

      WHEREAS, the Borrower and the Bank entered into a Loan Agreement dated as of February 12, 1997, as amended by a First Amendment dated February 27, 1997, a Second Amendment dated November 1, 1997, a Third Amendment dated as of May 1, 1998, a Fourth Amendment dated June 1, 1998, a Fifth Amendment dated as of August 1, 1998 and a Sixth Amendment dated as of September 1, 1998 (as so amended, the "Agreement"); and

      WHEREAS, the Borrower and the Bank have agreed to amend the Agreement as more fully described herein.

      NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

      1. DEFINITIONS. All capitalized terms uses herein without definition shall have the respective meanings set forth in the Agreement.

      2. AMENDMENTS TO THE AGREEMENT.

         2.1 Amendment to Section 1.1. The definition of "Revolving Credit Maturity Date" set forth in Section 1.1 of the Agreement is hereby amended by deleting therefrom the date "September 1, 1999" and substituting therefor the date "September 1, 2000".

         2.2 Amendment to Section 1.1. The definition of the term "Revolving Note" appearing in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                  "Revolving Note" means that certain Substitute Revolving Note dated as of September 1, 1999 in the original aggregate maximum principal amount of Twelve Million Dollars ($12,000,000), as the same may be amended, modified or supplemented from time to time, and together with any renewals thereof or exchanges substitutes therefor.

         2.3 Amendment to Section 3.1. The date set forth in Section 3.1 of the Agreement is hereby amended by deleting therefrom the date "September 1, 1999" and substituting therefor the date "September 1, 2000".

         2.4 Replacement of Exhibit 3.1 Exhibit 3.1 attached hereto as made a part of the Agreement is hereby deleted in its entirety and Exhibit 3.1 attached hereto is hereby substituted therefor.

      3. WARRANTIES. To induce the Bank to enter into this Amendment, the Borrower warrants that:

         3.1 Authorization. The Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies under the Agreement, as amended hereby, and to perform its obligations under the Agreement, as amended hereby.

         3.2 No Conflicts. The execution and delivery of this Amendment and the performance by the Borrower of its obligations under the Agreement, as amended hereby, do not and will not conflict with any provision of law or of the charter or by-laws of the Borrower or of any agreement binding upon the Borrower.

         3.3 Validity and Binding Effect. The Agreement, as amended hereby, is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

         3.4 No Default. As of the date hereof, no Event of Default under
Section 8 of the Agreement, as amended by this Amendment, or event or condition which, with the giving of notice or the passage of time, shall constitute an Event of Default, has occurred or is continuing.

         3.5 Warranties. As of the date hereof, the representations and warranties in Section 7 of the Agreement are true and correct as though made on such date, except for such changes as are specifically permitted under the Agreement.

      4. GENERAL.

         4.1 Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Illinois.

         4.2 Successors. This Amendment shall be binding upon the Borrower and the Bank and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Bank and their respective successors and assigns.

         4.3 Confirmation of the Agreement. Except as amended hereby, the Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

      5. EFFECTIVENESS. This Amendment shall become effective upon receipt by the Bank of the following documents, duly executed by the parties thereto:

              (a)   This Amendment;

              (b) Substitute Revolving Note in the form of Exhibit 3.1 attached hereto duly executed by the Borrower;

              (e)   Such other documents as the Bank reasonably may request.

      IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

LASALLE BANK NATIONAL                        TAYLOR CAPITAL GROUP, INC.
ASSOCIATION

By: /s/ J. Goldner                           By: /s/ Christopher Alstrin
   --------------------------------             --------------------------------
Its: SVP                                     Its: CFO
    -------------------------------              -------------------------------

                                   Exhibit 3.1

                             SUBSTITUTE REVOLVING NOTE

$12,000,000                                        Dated as of September 1, 1999
                                                          Due: September 1, 2000

      FOR VALUE RECEIVED, TAYLOR CAPITAL GROUP, INC., a Delaware corporation (the "Maker") promises to pay to the order of LASALLE BANK NATIONAL
ASSOCIATION (formerly known as LaSalle National Bank), a national banking association (the "Bank") the lesser of the principal sum of TWELVE MILLION DOLLARS ($12,000,000) or the aggregate unpaid principal amount of Revolving Loans outstanding under the Loan Agreement hereinafter referred to at the maturity or maturities and in the amount or amounts as stated on the records of the Bank, together with interest (computed on the basis of a year consisting of 360 days for actual days elapsed) an any and all such principal amounts outstanding hereunder from time 10 time from the date hereof until maturity. Interest shall be payable at the rate of interest and the times set forth in the Loan Agreement dated as of February 12, 1997 between the Maker and the Bank (as amended, supplemented or modified from time to time, the "Loan Agreement"). In no event shall any principal amount have a maturity later than September 1, 2000.

      Principal and interest shall be paid to the Bank at its office at 135 South LaSalle Street, Chicago, Illinois 60603, or at such other place as the holder of this Note may designate in writing to the Maker. This Note may be prepaid in whole or in part as provided for in the Loan Agreement.

      This Note evidences indebtedness incurred under the Loan Agreement to which reference is hereby made for a statement of the terms and conditions under which the due date of this Note or any payment hereon may be accelerated. The holder of this Note is entitled to all of the benefits and security provided for in the Loan Agreement.

      Demand, presentment, protest and notice on non-payment are hereby waived by the Maker.

      This Note, in part, is a replacement and substitute for, but not a repayment of, that certain $12,000,000 Substituting Revolving Note dated as of September 1, 1998 of the Maker payable to the order of the Bank and does not and shall not be deemed to constitute a novation therefor.

                                          TAYLOR CAPITAL GROUP, INC.

                                          By:
                                              -------------------------------
                                          Its:
                                               ------------------------------